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                                                   Filed Pursuant to Rule 497(e)
                                                under the Securities Act of 1933
                                         Registration Nos. 33-85014 and 811-8810

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT

             SUPPLEMENT TO THE POLARIS PROSPECTUS DATED MAY 1, 2002
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The following is inserted as a new paragraph after the paragraph under heading
INVESTMENT CHARGES in the EXPENSES section of on page 15 of the prospectus:

      12b-1 FEES

      Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SAST, under the distribution plan which is applicable to Class A and B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc. the Trust's Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.


    FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST AND/OR SUNAMERICA SERIES TRUST.


Date: August 13, 2002


                Please keep this Supplement with your Prospectus


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